UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2023
Annual Report
to Shareholders
DWS Short Duration Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
38	Statement of Assets and Liabilities
40	Statement of Operations
41	Statements of Changes in Net Assets
42	Financial Highlights
47	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
63	Other Information
64	Information About Your Fund’s Expenses
65	Tax Information
66	Advisory Agreement Board Considerations and Fee Evaluation
70	Board Members and Officers
76	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration Fund

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration Fund	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
Class A shares of DWS Short Duration Fund produced a total return of 4.41% for the 12 months ended September 30, 2023. The Fund’s benchmark, the Bloomberg 1–3 Year Government/Credit Index, produced a total return of 2.77% for the same period. The median Morningstar Short Term Bond universe peer returned 3.60%.
Entering the period, the U.S. Federal Reserve (Fed) had already begun to tighten monetary policy in the face of persistently high inflation by raising its benchmark overnight lending rate and ending its program of bond purchases aimed at keeping longer-term borrowing costs low. At its November and December meetings, the Fed implemented further sharp rate hikes to bring the fed funds target to a range of 4.25% to 4.50%, its highest level since the fall of 2007. U.S. consumer price inflation peaked at 9.1% in June of 2022 before receding slightly over the remainder of the year.
Entering 2023, as inflation showed signs of moderating, markets became increasingly optimistic that the Fed and other leading central banks were poised to stop raising interest rates, leading mortgage-backed security spreads to tighten. January saw Treasury yields ease off their recent highs
Management Process
Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

4	|	DWS Short Duration Fund

on the outlook for easier monetary policy. On February 1, the Fed raised rates by a comparatively moderate 0.25%, to a target range of 4.50% to 4.75%.
March saw the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse raise the prospect of a financial crisis. Treasury yields plummeted as the market factored in increased recession risks and anticipated an end to the Fed’s rate hiking cycle. Spreads for mortgage-backed securities widened as billions of dollars of mortgage assets formerly held by the failed banks were sold off at a discount. At its March 23 meeting the Fed raised the fed funds target by 0.25% to a range of 4.75% to 5.0%. The rate hike was well-received by financial markets as a signal that the central bank believed the financial system remained on generally sound footing.
“As the period progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%.”
As the period progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%. With the U.S. economy and employment displaying surprising resilience in the face of its past tightening, the Fed would implement additional 0.25% increases at its early May and late July meetings. At the Fed’s September meeting, the central bank left the fed funds target unchanged at 5.25%–5.50% while continuing to signal the likelihood of one more rate hike before year end. However, reflecting resilient growth and employment data, the Fed’s “dot plot”  displaying Open Market Committee members’ expectations for the trajectory of fed funds indicated an outlook for only two cuts during 2024, down from four. As a result of the “higher for longer”  interest rate outlook, Treasury yields moved higher with the greatest increases seen on longer maturities.
Positive and Negative Contributors to Performance
The Fund emphasizes maintaining yield through diversified holdings, downside risk management and exposure to a wide variety of fixed income sectors (diversification does not guarantee protection against loss). The Fund’s overall focus on credit-sensitive assets that trade at a yield spread relative to U.S. Treasuries was the principal driver of outperformance relative to the benchmark.

DWS Short Duration Fund	|	5

The Fund’s exposure to securitized assets proved beneficial with allocations to asset-backed securities and collateralized loan obligations along with positive selection within commercial mortgage-backed securities all contributing to relative performance.
Positioning in investment grade corporate bonds was additive as well with strong selection across the financials sector and within BBB-rated industrials highlighting contributions. A modest allocation to below-investment grade, high yield corporates had an essentially neutral impact on relative performance.
The Fund’s tactical positioning with respect to duration and along the yield curve detracted slightly amid high volatility in short-term Treasury yields.
The Fund used interest rate derivatives, including U.S. Treasury futures, as part of implementing the Fund’s overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks.
Outlook and Positioning
The strategy continues to focus on seeking capital preservation and enhanced yield from a highly varied set of non-U.S. Treasury sectors and issuers. The strategy seeks to outperform cash and provide strong relative returns over time.
As of September 30, 2023, the bulk of the portfolio was allocated as follows: 32.4% to securitized assets, 49.8% to investment-grade corporate bonds, 4% to emerging markets, 5.2% to U.S. high-yield corporate bonds, 8.1% to U.S. Treasuries and cash, and 0.5% in government-related bonds. At quarter-end the portfolio held approximately 16.5% in floating rate securities.
We have increased the Fund’s duration as the market pushes higher in yields and are positioned slightly short relative to peers. We believe we are nearing the end of the interest rate cycle, with the first rate cuts being pushed out on strong economic data. Inflation remains a focus with some components still elevated and needing more time to revert back to target levels. The employment picture is very strong and the Fed will likely not guide lower rates until the data shifts more meaningfully. Portfolio duration at the end of September 2023 was 2.25 years vs. a benchmark duration of 1.86 years.

6	|	DWS Short Duration Fund

We remain selective in spread sectors and look to position within issuers that should be resilient to any coming downturn. Within securitized assets we are biased towards consumer credit asset-backed securities, collateralized loan obligations and non-office commercial mortgage-backed securities. In corporate credit we continue to see strong market support amid record levels of cash on the sidelines.
Portfolio Management Team
Jeff Morton, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.
—Fixed Income Portfolio Manager: New York.
—BS in Major Industrial Management and Economics, Carnegie Mellon University.
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
—Portfolio Manager/Structured Finance Sector Head: New York.
—BS in Computer Science, Rutgers College.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund through September 1, 2023. Began managing the Fund in 2022.
—Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—Portfolio Manager for High Yield Strategies: New York.
—BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
Sarah Rowin, CFA, Senior Portfolio Manager & Team Lead Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2014 with 11 years of industry experience. Prior to joining, she worked as an analyst for high yield and distressed securities at GMP Securities. Previously, she served as an investment grade and high yield analyst at CreditSights.
—Senior Portfolio Manager & Team Lead / Fixed Income: New York.
—BA in Economics from the University of Pennsylvania; CFA Charterholder.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short Duration Fund	|	7

Terms to Know
The Bloomberg 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Morningstar Short-Term Bond peer group is composed of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years.
Credit Spread refers to the excess yield offered by a lower quality bond relative to a higher quality bond of comparable maturity. When spreads widen, yield differences are increasing between the bonds being compared. When spreads narrow, the opposite is true.
Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.
Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.
Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS Short Duration Fund

Performance SummarySeptember 30, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	4.41%	1.62%	1.34%
Adjusted for the Maximum Sales Charge (max 2.25% load)	2.06%	1.16%	1.11%
Bloomberg 1–3 Year Government/Credit Index†	2.77%	1.21%	1.02%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	3.59%	0.86%	0.58%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.59%	0.86%	0.58%
Bloomberg 1–3 Year Government/Credit Index†	2.77%	1.21%	1.02%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/23
No Sales Charges	4.70%	1.90%	1.57%
Bloomberg 1–3 Year Government/Credit Index†	2.77%	1.21%	1.04%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	4.66%	1.88%	1.60%
Bloomberg 1–3 Year Government/Credit Index†	2.77%	1.21%	1.02%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	4.70%	1.90%	1.62%
Bloomberg 1–3 Year Government/Credit Index†	2.77%	1.21%	1.02%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2023 are 0.85%, 1.61%, 0.51%, 0.68% and 0.60% for Class A,

DWS Short Duration Fund	|	9

Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%. This results in a net initial investment of $9,775.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
†
Bloomberg 1–3 Year Government/Credit Index is an unmanaged index consisting of all
U.S. government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.

10	|	DWS Short Duration Fund

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/23	$8.13	$8.14	$8.14	$8.16	$8.14
9/30/22	$8.08	$8.08	$8.09	$8.10	$8.09
Distribution Information as of 9/30/23
Income Dividends, Twelve Months	$.29	$.23	$.33	$.31	$.33
September Income Dividend	$.0280	$.0228	$.0306	$.0295	$.0306
SEC 30-day Yield‡‡	5.17%	4.54%	5.64%	5.51%	5.63%
Current Annualized Distribution Rate‡‡	4.19%	3.41%	4.57%	4.40%	4.57%

‡‡
The SEC yield is net investment income per share earned over the month ended
September 30, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 5.03%, 4.38%, 5.49%, 5.37% and 5.40% for Class A, Class C,
Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2023.
Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.05%,
3.25%, 4.42%, 4.26% and 4.34% for Class A, Class C, Class R6, Class S and
Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short Duration Fund	|	11

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/23	9/30/22
Corporate Bonds	57%	53%
Asset-Backed	16%	18%
Commercial Mortgage-Backed Securities	9%	10%
Government & Agency Obligations	8%	11%
Collateralized Mortgage Obligations	6%	5%
Mortgage-Backed Securities Pass-Throughs	3%	0%
Cash Equivalents	1%	2%
Exchange-Traded Funds	—	1%
Common Stocks	—	0%
Short-Term U.S. Treasury Obligations	—	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	9/30/23	9/30/22
AAA	16%	18%
AA	12%	14%
A	21%	19%
BBB	40%	40%
BB	6%	4%
B	1%	1%
CCC	0%	0%
CC	0%	0%
C	0%	0%
Not Rated	4%	4%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	9/30/23	9/30/22
Effective Maturity	3.2 years	2.9 years
Effective Duration	2.2 years	1.9 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 76 for contact information.

12	|	DWS Short Duration Fund

Investment Portfolioas of September 30, 2023

	Principal Amount ($)	Value ($)
Corporate Bonds 58.1%
Communication Services 3.7%
Charter Communications Operating LLC, 4.908%, 7/23/2025	4,000,000	3,908,609
Clear Channel Outdoor Holdings, Inc., 144A, 5.125%, 8/15/2027	1,500,000	1,331,989
CSC Holdings LLC, 144A, 5.5%, 4/15/2027	1,500,000	1,285,613
Discovery Communications LLC, 3.45%, 3/15/2025	2,235,000	2,148,260
Empresa Nacional de Telecomunicaciones SA, 144A, 4.875%, 10/30/2024	666,666	655,715
Expedia Group, Inc.:
3.8%, 2/15/2028	800,000	730,854
4.625%, 8/1/2027	2,849,000	2,716,763
144A, 6.25%, 5/1/2025	3,200,000	3,205,264
Gen Digital, Inc., 144A, 6.75%, 9/30/2027	1,035,000	1,014,677
Kenbourne Invest SA, 144A, 6.875%, 11/26/2024	264,000	220,968
Level 3 Financing, Inc., 144A, 3.4%, 3/1/2027	1,195,000	1,118,974
Meituan, 144A, 2.125%, 10/28/2025 (a)	720,000	661,230
Meta Platforms, Inc., 4.6%, 5/15/2028	3,550,000	3,472,660
Outfront Media Capital LLC, 144A, 4.25%, 1/15/2029	380,000	301,538
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	1,080,000	962,550
Sprint LLC, 7.625%, 3/1/2026	1,410,000	1,449,082
Tencent Holdings Ltd., 144A, 1.81%, 1/26/2026	3,000,000	2,751,759
Tencent Music Entertainment Group, 1.375%, 9/3/2025	1,000,000	915,286
T-Mobile U.S.A., Inc.:
2.625%, 4/15/2026	1,350,000	1,248,526
3.5%, 4/15/2025	6,655,000	6,421,465
		36,521,782
Consumer Discretionary 4.6%
7-Eleven, Inc., 144A, 0.8%, 2/10/2024	1,934,000	1,897,246
Aptiv PLC, 2.396%, 2/18/2025	2,770,000	2,635,602
Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025	1,010,000	1,005,735
Clarios Global LP, 144A, 6.25%, 5/15/2026	1,409,000	1,378,627
Daimler Truck Finance North America LLC, 144A, 5.15%, 1/16/2026	1,600,000	1,578,948
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025	1,360,000	1,261,830
6.95%, 3/6/2026	750,000	748,763
General Motors Financial Co., Inc.:
2.9%, 2/26/2025	4,000,000	3,816,260
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	13

	Principal Amount ($)	Value ($)
5.4%, 4/6/2026	1,340,000	1,312,275
Hyundai Capital America:
144A, 1.0%, 9/17/2024	2,000,000	1,905,274
144A, 5.5%, 3/30/2026	5,000,000	4,934,390
144A, 5.95%, 9/21/2026	4,000,000	3,988,638
KFC Holding Co., 144A, 4.75%, 6/1/2027	300,000	285,000
Kia Corp., 144A, 1.0%, 4/16/2024	1,130,000	1,100,112
Kronos Acquisition Holdings, Inc., 144A, 5.0%, 12/31/2026	340,000	309,780
Las Vegas Sands Corp., 3.2%, 8/8/2024	1,660,000	1,605,985
LKQ Corp., 144A, 5.75%, 6/15/2028	4,000,000	3,907,663
Marriott International, Inc., 5.45%, 9/15/2026	550,000	544,955
Mattel, Inc., 144A, 3.375%, 4/1/2026	495,000	457,726
Newell Brands, Inc., 6.375%, 9/15/2027 (a)	1,090,000	1,039,841
Nissan Motor Acceptance Co. LLC, 144A, 6.95%, 9/15/2026	730,000	735,353
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	490,000	458,763
Royal Caribbean Cruises Ltd.:
144A, 5.5%, 8/31/2026	2,450,000	2,312,556
144A, 9.25%, 1/15/2029	930,000	982,486
144A, 11.5%, 6/1/2025	106,000	111,896
Sands China Ltd., 5.375%, 8/8/2025	1,040,000	1,007,444
Stellantis Finance U.S., Inc., 144A, 1.711%, 1/29/2027	1,140,000	991,767
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	1,220,000	1,213,424
Wynn Macau Ltd., 144A, 5.5%, 1/15/2026	1,625,000	1,519,024
		45,047,363
Consumer Staples 1.7%
Bacardi Ltd., 144A, 5.25%, 1/15/2029	1,690,000	1,634,698
Constellation Brands, Inc., 5.0%, 2/2/2026	1,610,000	1,580,957
Coty, Inc., 144A, 5.0%, 4/15/2026	1,135,000	1,090,309
Haleon UK Capital PLC, 3.125%, 3/24/2025	4,000,000	3,841,930
JBS U.S.A. Lux SA:
2.5%, 1/15/2027	960,000	847,987
5.125%, 2/1/2028	3,850,000	3,663,670
JDE Peet’s NV, 144A, 0.8%, 9/24/2024	1,730,000	1,641,996
Philip Morris International, Inc., 5.125%, 11/17/2027	1,980,000	1,938,797
		16,240,344
Energy 5.6%
Antero Midstream Partners LP, 144A, 7.875%, 5/15/2026	2,000,000	2,014,240
Antero Resources Corp., 144A, 7.625%, 2/1/2029	521,000	528,010
Apache Corp., 4.375%, 10/15/2028	2,000,000	1,808,780
The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Blue Racer Midstream LLC, 144A, 7.625%, 12/15/2025	735,000	737,742
Boardwalk Pipelines LP, 4.95%, 12/15/2024	500,000	492,650
Canadian Natural Resources Ltd.:
3.8%, 4/15/2024	750,000	740,300
3.9%, 2/1/2025	2,500,000	2,427,057
Civitas Resources, Inc., 144A, 8.375%, 7/1/2028	330,000	335,775
CNX Resources Corp., 144A, 7.25%, 3/14/2027	1,010,000	996,654
Columbia Pipelines Holding Co. LLC, 144A, 6.055%, 8/15/2026	4,770,000	4,784,962
Ecopetrol SA, 8.625%, 1/19/2029	3,000,000	3,010,611
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	1,095,000	1,056,635
Energy Transfer LP:
4.05%, 3/15/2025	750,000	729,317
4.2%, 4/15/2027	4,497,000	4,237,226
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	850,000	821,637
Hess Midstream Operations LP, 144A, 5.625%, 2/15/2026	1,500,000	1,449,375
Magellan Midstream Partners LP, 5.0%, 3/1/2026	3,000,000	2,944,438
MarkWest Energy Partners LP, 4.875%, 6/1/2025	2,500,000	2,434,932
MPLX LP, 4.875%, 12/1/2024	2,000,000	1,971,651
ONEOK, Inc., 2.75%, 9/1/2024	2,604,000	2,526,775
Petroleos Mexicanos, 4.875%, 1/18/2024 (a)	1,000,000	991,309
Plains All American Pipeline LP:
3.6%, 11/1/2024	2,022,000	1,967,149
3.85%, 10/15/2023	4,000,000	3,993,001
Range Resources Corp., 4.875%, 5/15/2025	1,020,000	989,125
SA Global Sukuk Ltd., 144A, 0.946%, 6/17/2024	1,220,000	1,174,250
Saudi Arabian Oil Co., 144A, 1.25%, 11/24/2023	888,000	881,024
TC PipeLines LP, 4.375%, 3/13/2025	1,891,000	1,841,265
Transocean Aquila Ltd., 144A, 8.0%, 9/30/2028 (b)	500,000	500,000
Venture Global LNG, Inc., 144A, 8.125%, 6/1/2028	960,000	950,537
Western Midstream Operating LP, 6.35%, 1/15/2029	3,000,000	3,006,186
Williams Companies, Inc.:
4.55%, 6/24/2024	1,300,000	1,285,917
5.4%, 3/2/2026	2,000,000	1,984,476
		55,613,006
Financials 23.1%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	7,000,000	6,317,290
2.45%, 10/29/2026	2,110,000	1,889,917
4.875%, 1/16/2024	1,410,000	1,404,350
6.5%, 7/15/2025	1,175,000	1,176,355
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	15

	Principal Amount ($)	Value ($)
AIB Group PLC, 144A, 6.608%, 9/13/2029	800,000	796,673
Air Lease Corp.:
3.75%, 6/1/2026	2,000,000	1,885,151
Series C, 4.125%, Perpetual (c)	2,000,000	1,487,602
Aircastle Ltd.:
144A, 2.85%, 1/26/2028	5,000,000	4,242,414
144A, 5.25%, 8/11/2025	2,000,000	1,948,086
144A, 6.5%, 7/18/2028	1,350,000	1,323,916
Ally Financial, Inc.:
1.45%, 10/2/2023	2,500,000	2,500,000
6.992%, 6/13/2029	8,000,000	7,827,956
Avolon Holdings Funding Ltd.:
144A, 2.125%, 2/21/2026	4,000,000	3,583,138
144A, 4.25%, 4/15/2026	1,230,000	1,156,072
144A, 5.125%, 10/1/2023	670,000	670,000
Banco Santander Chile, 144A, 2.7%, 1/10/2025	2,000,000	1,917,704
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 144A, 5.375%, 4/17/2025	1,350,000	1,326,854
Banco Santander SA, 5.588%, 8/8/2028	4,000,000	3,912,959
Banco Votorantim SA, 144A, 4.375%, 7/29/2025	1,000,000	960,086
Bank of America Corp.:
4.0%, 1/22/2025	750,000	729,845
4.2%, 8/26/2024	3,000,000	2,947,474
6.22%, 9/15/2026	3,000,000	3,025,368
Barclays PLC:
1.007%, 12/10/2024	5,000,000	4,945,560
4.375%, Perpetual (c)	3,000,000	2,082,126
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	2,139,000	1,962,347
Blackstone Secured Lending Fund, 3.625%, 1/15/2026	5,385,000	4,974,854
BPCE SA:
144A, 4.875%, 4/1/2026	500,000	479,272
144A, 5.7%, 10/22/2023	2,000,000	1,998,097
Canadian Imperial Bank of Commerce, 3.945%, 8/4/2025	6,000,000	5,792,681
Capital One Financial Corp.:
2.636%, 3/3/2026	10,000,000	9,437,681
4.985%, 7/24/2026	1,940,000	1,882,291
Charles Schwab Corp.:
5.643%, 5/19/2029	2,610,000	2,556,293
5.875%, 8/24/2026	3,410,000	3,398,769
Citigroup, Inc.:
4.4%, 6/10/2025	7,000,000	6,792,341
5.5%, 9/13/2025	750,000	740,947
The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Credit Agricole SA, 144A, 5.589%, 7/5/2026	3,330,000	3,304,445
Danske Bank AS:
144A, 3.244%, 12/20/2025	1,120,000	1,072,593
144A, 3.773%, 3/28/2025	4,000,000	3,940,474
144A, 6.466%, 1/9/2026	3,000,000	2,994,510
Discover Bank, 5.974%, 8/9/2028	2,500,000	2,287,578
Discover Financial Services, 3.95%, 11/6/2024	1,100,000	1,069,726
Goldman Sachs Group, Inc., 0.925%, 10/21/2024	3,780,000	3,750,142
HSBC Holdings PLC:
1.645%, 4/18/2026	2,020,000	1,877,427
4.7%, Perpetual (c)	3,000,000	2,253,327
6.0%, Perpetual (c)	500,000	444,550
7.336%, 11/3/2026	3,000,000	3,062,324
ING GROEP NV, 6.083%, 9/11/2027	2,910,000	2,897,068
Intesa Sanpaolo SpA, 144A, 7.0%, 11/21/2025	1,340,000	1,356,300
Jefferies Financial Group, Inc., 5.875%, 7/21/2028	2,070,000	2,025,774
JPMorgan Chase & Co.:
2.301%, 10/15/2025	4,000,000	3,836,600
SOFR + 0.58%, 5.925% (d), 6/23/2025	6,000,000	5,988,120
KeyBank NA, 3.4%, 5/20/2026	4,000,000	3,584,316
KeyCorp., 3.878%, 5/23/2025	2,850,000	2,747,370
Lloyds Banking Group PLC:
2.438%, 2/5/2026	2,880,000	2,728,863
4.716%, 8/11/2026	1,440,000	1,400,359
5.985%, 8/7/2027	1,140,000	1,129,734
Macquarie Group Ltd.:
144A, 5.108%, 8/9/2026	3,000,000	2,957,575
144A, SOFR + 0.92%, 6.274% (d), 9/23/2027	6,000,000	5,917,519
Mitsubishi UFJ Financial Group, Inc.:
0.962%, 10/11/2025	3,200,000	3,025,837
5.719%, 2/20/2026	7,000,000	6,958,559
Morgan Stanley, 0.791%, 1/22/2025	6,000,000	5,883,840
Nasdaq, Inc., 5.65%, 6/28/2025	660,000	657,976
Natwest Group PLC, 5.847%, 3/2/2027	1,200,000	1,184,359
Nomura Holdings, Inc.:
2.648%, 1/16/2025	2,495,000	2,380,150
5.099%, 7/3/2025	3,000,000	2,942,755
PRA Group, Inc., 144A, 7.375%, 9/1/2025	1,010,000	983,493
Rocket Mortgage LLC:
144A, 2.875%, 10/15/2026	1,125,000	990,776
144A, 3.625%, 3/1/2029	1,180,000	975,548
Santander U.K. Group Holdings PLC, 1.673%, 6/14/2027	2,620,000	2,291,709
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	17

	Principal Amount ($)	Value ($)
SNB Funding Ltd., REG S, 2.75%, 10/2/2024	1,000,000	961,870
Societe Generale SA, 144A, 2.625%, 1/22/2025	3,705,000	3,522,401
Standard Chartered PLC:
144A, 1.214%, 3/23/2025	1,180,000	1,148,244
144A, 1.822%, 11/23/2025	1,010,000	954,386
144A, 4.75%, Perpetual (c)	635,000	452,339
144A, 6.17%, 1/9/2027	2,120,000	2,109,109
144A, 7.776%, 11/16/2025	1,560,000	1,588,591
Sumitomo Mitsui Financial Group, Inc., 3.784%, 3/9/2026	5,000,000	4,760,411
Swedbank AB, 144A, 6.136%, 9/12/2026	3,000,000	2,987,754
Synchrony Bank, 5.4%, 8/22/2025	1,000,000	963,774
Synchrony Financial:
4.375%, 3/19/2024	180,000	177,795
4.875%, 6/13/2025	5,000,000	4,794,045
Truist Financial Corp.:
4.873%, 1/26/2029	1,720,000	1,614,582
6.047%, 6/8/2027	5,000,000	4,945,612
UBS Group AG:
144A, 2.193%, 6/5/2026	1,390,000	1,292,783
144A, 2.593%, 9/11/2025	1,180,000	1,135,726
144A, 4.49%, 8/5/2025	3,430,000	3,369,705
		227,753,292
Health Care 2.7%
Bausch & Lomb Escrow Corp., 144A, 8.375%, 10/1/2028	320,000	320,950
Bayer U.S. Finance II LLC, 144A, 3.875%, 12/15/2023	1,000,000	995,798
Bayer U.S. Finance LLC, 144A, 3.375%, 10/8/2024	1,745,000	1,698,307
CVS Pass-Through Trust, 6.036%, 12/10/2028	725,749	718,075
HCA, Inc.:
3.125%, 3/15/2027	3,000,000	2,725,767
5.25%, 6/15/2026	1,000,000	978,988
Humana, Inc., 5.7%, 3/13/2026	6,000,000	5,979,576
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	575,000	401,420
Mylan, Inc., 4.2%, 11/29/2023	5,500,000	5,482,771
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	380,000	351,359
Tenet Healthcare Corp., 4.875%, 1/1/2026	1,115,000	1,068,203
Teva Pharmaceutical Finance Netherlands III BV:
4.75%, 5/9/2027 (a)	1,105,000	1,013,874
6.0%, 4/15/2024	704,000	700,435
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	4,720,000	4,482,335
		26,917,858
The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Industrials 4.5%
Albemarle Corp., 4.65%, 6/1/2027	5,000,000	4,767,481
Allied Universal Holdco LLC, 144A, 4.625%, 6/1/2028	945,000	787,525
Block, Inc., 2.75%, 6/1/2026	420,000	377,747
Boeing Co.:
4.875%, 5/1/2025	4,365,000	4,290,001
5.04%, 5/1/2027	5,000,000	4,881,804
Bombardier, Inc., 144A, 7.125%, 6/15/2026	500,000	484,430
Clean Harbors, Inc., 144A, 4.875%, 7/15/2027	1,145,000	1,078,976
Delta Air Lines, Inc.:
2.9%, 10/28/2024	3,000,000	2,882,995
144A, 4.5%, 10/20/2025	390,003	378,809
Fortress Transportation & Infrastructure Investors LLC, 144A, 6.5%, 10/1/2025	734,000	721,408
GFL Environmental, Inc., 144A, 5.125%, 12/15/2026	1,045,000	995,455
Global Payments, Inc.:
2.15%, 1/15/2027	2,200,000	1,939,572
4.95%, 8/15/2027	910,000	874,560
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	325,000	292,453
HEICO Corp., 5.25%, 8/1/2028	2,970,000	2,897,367
Hillenbrand, Inc., 5.75%, 6/15/2025	1,120,000	1,103,614
Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,870,000	1,877,319
Legends Hospitality Holding Co. LLC, 144A, 5.0%, 2/1/2026	255,000	249,900
Marriott International, Inc., 4.9%, 4/15/2029	1,560,000	1,487,381
Penske Truck Leasing Co., 144A, 4.0%, 7/15/2025	2,550,000	2,449,191
Penske Truck Leasing Co. LP:
144A, 1.7%, 6/15/2026	3,000,000	2,659,574
144A, 4.4%, 7/1/2027	2,440,000	2,286,619
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,232,000	1,223,586
Silgan Holdings, Inc., 144A, 1.4%, 4/1/2026	2,727,000	2,418,865
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	1,070,000	1,069,465
WESCO Distribution, Inc., 144A, 7.125%, 6/15/2025	375,000	375,885
		44,851,982
Information Technology 2.9%
Broadcom, Inc., 4.11%, 9/15/2028	2,261,000	2,085,723
CDW LLC, 4.125%, 5/1/2025	560,000	540,415
Clarivate Science Holdings Corp., 144A, 3.875%, 7/1/2028	1,580,000	1,367,807
Concentrix Corp., 6.65%, 8/2/2026	3,230,000	3,210,546
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	19

	Principal Amount ($)	Value ($)
Dell International LLC, 5.25%, 2/1/2028	2,060,000	2,028,549
DXC Technology Co., 1.8%, 9/15/2026	5,305,000	4,666,053
Fidelity National Information Services, Inc., 4.5%, 7/15/2025	2,020,000	1,970,683
Fiserv, Inc., 5.45%, 3/2/2028	1,710,000	1,694,967
Microchip Technology, Inc.:
0.972%, 2/15/2024	5,000,000	4,908,025
4.25%, 9/1/2025	170,000	164,467
NXP BV, 4.4%, 6/1/2027	1,380,000	1,309,232
Open Text Corp., 144A, 6.9%, 12/1/2027	1,170,000	1,172,663
Oracle Corp., 4.5%, 5/6/2028	1,150,000	1,096,082
Qorvo, Inc., 144A, 1.75%, 12/15/2024	2,500,000	2,348,921
		28,564,133
Materials 2.1%
Berry Global, Inc., 1.65%, 1/15/2027	3,400,000	2,922,364
Celanese U.S. Holdings LLC:
3.5%, 5/8/2024	635,000	624,505
6.35%, 11/15/2028 (a)	1,430,000	1,412,028
Chemours Co., 5.375%, 5/15/2027	1,190,000	1,097,576
Cleveland-Cliffs, Inc., 5.875%, 6/1/2027 (a)	1,060,000	1,008,919
First Quantum Minerals Ltd., 144A, 6.875%, 3/1/2026	1,715,000	1,664,726
Glencore Funding LLC, 144A, 4.125%, 3/12/2024	3,480,000	3,450,018
Hudbay Minerals, Inc., 144A, 4.5%, 4/1/2026	370,000	346,163
Indonesia Asahan Aluminium Persero PT:
144A, 4.75%, 5/15/2025	1,500,000	1,465,500
REG S, 4.75%, 5/15/2025	500,000	488,500
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,419,000	2,358,525
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,260,000	1,237,937
Novelis Corp., 144A, 3.25%, 11/15/2026	1,180,000	1,053,854
Olin Corp., 5.125%, 9/15/2027	1,045,000	977,085
Tronox, Inc., 144A, 4.625%, 3/15/2029	1,230,000	992,618
		21,100,318
Real Estate 3.1%
American Tower Corp., (REIT), 2.4%, 3/15/2025	2,000,000	1,896,224
Digital Realty Trust LP, (REIT), 5.55%, 1/15/2028	2,030,000	1,985,258
Equinix, Inc.:
(REIT), 1.0%, 9/15/2025	4,500,000	4,088,207
(REIT), 1.25%, 7/15/2025	517,000	475,520
(REIT), 2.625%, 11/18/2024	2,466,000	2,372,567
Office Properties Income Trust, (REIT), 2.65%, 6/15/2026	1,330,000	904,760
The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Omega Healthcare Investors, Inc., (REIT), 5.25%, 1/15/2026	5,500,000	5,360,366
Realty Income Corp., (REIT), 5.05%, 1/13/2026	2,590,000	2,553,096
RLJ Lodging Trust LP, 144A, (REIT), 3.75%, 7/1/2026	230,000	208,010
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 7/15/2026	1,000,000	886,775
Trust Fibra Uno:
144A, (REIT), 5.25%, 12/15/2024	1,000,000	979,379
REG S, (REIT), 5.25%, 12/15/2024	991,000	970,565
Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,800,000	2,759,275
VICI Properties LP:
144A, (REIT), 3.5%, 2/15/2025	2,140,000	2,047,508
144A, (REIT), 4.625%, 6/15/2025	3,462,000	3,343,219
		30,830,729
Utilities 4.1%
American Electric Power Co., Inc., 5.699%, 8/15/2025	4,290,000	4,268,012
Calpine Corp., 144A, 5.25%, 6/1/2026	663,000	643,694
CenterPoint Energy, Inc., SOFR + 0.65%, 5.991% (d), 5/13/2024	3,260,000	3,259,401
Dominion Energy, Inc., 3.071%, 8/15/2024	2,106,000	2,050,197
Duke Energy Ohio, Inc., 6.9%, 6/1/2025	1,000,000	1,007,227
Evergy, Inc., 2.45%, 9/15/2024	1,818,000	1,756,237
Korea East-West Power Co., Ltd., 144A, 1.75%, 5/6/2025	940,000	881,813
NextEra Energy Capital Holdings, Inc.:
SOFR + 0.4%, 5.741% (d), 11/3/2023	7,000,000	6,999,718
6.051%, 3/1/2025	1,430,000	1,432,164
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	855,000	836,774
NiSource, Inc., 5.25%, 3/30/2028	730,000	715,428
NRG Energy, Inc.:
144A, 3.75%, 6/15/2024	5,141,000	5,034,164
5.75%, 1/15/2028	1,075,000	1,007,916
Pacific Gas and Electric Co., 1.7%, 11/15/2023	1,630,000	1,620,900
Vistra Operations Co. LLC, 144A, 3.55%, 7/15/2024	8,662,000	8,447,774
		39,961,419
Total Corporate Bonds (Cost $595,237,250)		573,402,226
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	21

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Throughs 3.0%
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	72,186	68,881
4.5%, 10/1/2053 (b)	10,000,000	9,177,610
5.5%, 10/1/2053 (b)	10,000,000	9,661,290
6.0%, 10/1/2053 (b)	5,000,000	4,934,000
6.5%, 10/1/2053 (b)	5,000,000	5,022,650
Government National Mortgage Association:
“EI” , Series 2021-105, Interest Only, 2.5%, 5/20/2051	5,938,851	760,042
6.0%, with various maturities from 11/15/2023 until 1/15/2039	16,724	17,249
7.0%, 6/20/2038	1,754	1,879
Total Mortgage-Backed Securities Pass-Throughs (Cost $30,042,772)		29,643,601
Asset-Backed 16.7%
Automobile Receivables 6.8%
AmeriCredit Automobile Receivables Trust, “C” , Series 2020-2, 1.48%, 2/18/2026	1,110,000	1,081,414
Avis Budget Rental Car Funding AESOP LLC:
“B” , Series 2020-2A, 144A, 2.96%, 2/20/2027	1,000,000	924,636
“C” , Series 2023-7A, 144A, 7.41%, 8/21/2028	8,000,000	8,022,513
Canadian Pacer Auto Receivables Trust, “C” , Series 2020-1A, 144A, 2.49%, 5/19/2026	1,125,000	1,119,063
CarMax Auto Owner Trust:
“C” , Series 2020-3, 1.69%, 4/15/2026	750,000	722,829
“C” , Series 2023-2, 5.57%, 11/15/2028	1,000,000	974,280
Carvana Auto Receivables Trust:
“A3” , Series 2022-P2, 4.13%, 4/12/2027	1,500,000	1,468,582
“B” , Series 2022-P3, 5.04%, 10/10/2028	1,350,000	1,287,608
Chase Auto Owner Trust, “C” , Series 2022-AA, 144A, 4.64%, 7/25/2028	1,040,000	998,068
Chesapeake Funding II LLC, “C” , Series 2023-2A, 144A, 6.15%, 10/15/2035	2,430,000	2,419,240
CPS Auto Receivables Trust:
“C” , Series 2022-A, 144A, 2.17%, 4/16/2029	1,667,000	1,592,339
“C” , Series 2022-B, 144A, 4.33%, 8/15/2028	2,000,000	1,932,639
“B” , Series 2022-C, 144A, 4.88%, 4/15/2030	420,000	414,376
“E” , Series 2019-B, 144A, 5.0%, 3/17/2025	885,950	884,012
“E” , Series 2019-A, 144A, 5.81%, 3/16/2026	1,302,364	1,301,805
“C” , Series 2023-C, 144A, 6.27%, 10/15/2029	1,900,000	1,885,219
“E” , Series 2020-B, 144A, 7.38%, 6/15/2027	2,900,000	2,902,131
The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust, “D” , Series 2020-2A, 144A, 4.73%, 4/15/2026	1,720,548	1,711,093
Flagship Credit Auto Trust:
“C” , Series 2021-1, 144A, 0.91%, 3/15/2027	700,000	672,952
“C” , Series 2020-4, 144A, 1.28%, 2/16/2027	724,288	704,546
“C” , Series 2020-3, 144A, 1.73%, 9/15/2026	2,059,845	2,005,138
“C” , Series 2020-2, 144A, 3.8%, 4/15/2026	48,756	48,689
“E” , Series 2019-3, 144A, 3.84%, 12/15/2026	3,000,000	2,860,405
Ford Credit Auto Owner Trust, “C” , Series 2021-2, 144A, 2.11%, 5/15/2034	1,458,000	1,277,264
Foursight Capital Automobile Receivables Trust, “C” , Series 2023-2, 144A, 6.21%, 4/16/2029	2,000,000	1,977,990
GLS Auto Receivables Trust, “B” , Series 2022-2A, 144A, 4.7%, 9/15/2026	1,586,000	1,560,176
GMF Floorplan Owner Revolving Trust, “C” , Series 2020-2, 144A, 1.31%, 10/15/2025	700,000	698,453
Hertz Vehicle Financing III LLC:
“C” , Series 2022-1A, 144A, 2.63%, 6/25/2026	500,000	466,085
“C” , Series 2022-3A, 144A, 4.35%, 3/25/2025	500,000	496,029
“D” , Series 2022-3A, 144A, 6.31%, 3/25/2025	1,315,000	1,304,002
Hertz Vehicle Financing LLC:
“B” , Series 2021-1A, 144A, 1.56%, 12/26/2025	2,000,000	1,894,981
“C” , Series 2021-1A, 144A, 2.05%, 12/26/2025	3,500,000	3,316,367
JPMorgan Chase Bank NA:
“B” , Series 2021-3, 144A, 0.76%, 2/26/2029	225,403	215,538
“C” , Series 2021-3, 144A, 0.86%, 2/26/2029	841,505	804,400
“D” , Series 2021-3, 144A, 1.009%, 2/26/2029	120,215	114,429
“C” , Series 2021-1, 144A, 1.024%, 9/25/2028	275,648	268,885
“D” , Series 2021-2, 144A, 1.138%, 12/26/2028	268,599	260,593
“D” , Series 2021-1, 144A, 1.174%, 9/25/2028	434,354	423,528
“D” , Series 2020-2, 144A, 1.487%, 2/25/2028	45,534	45,097
“E” , Series 2021-3, 144A, 2.102%, 2/26/2029	300,537	285,563
“E” , Series 2021-2, 144A, 2.28%, 12/26/2028	185,058	180,368
“E” , Series 2021-1, 144A, 2.365%, 9/25/2028	110,593	108,184
“E” , Series 2020-2, 144A, 3.072%, 2/25/2028	75,076	74,547
“F” , Series 2020-2, 144A, 5.763%, 2/25/2028	550,000	546,500
OneMain Direct Auto Receivables Trust, “A1” , Series 2022-1A, 144A, 4.65%, 3/14/2029	1,565,000	1,530,578
PenFed Auto Receivables Owner Trust:
“B” , Series 2022-A, 144A, 4.6%, 12/15/2028	650,000	627,765
“C” , Series 2022-A, 144A, 4.83%, 12/15/2028	600,000	577,785
Santander Bank Auto Credit Linked Notes, “B” , Series 2022-A, 144A, 5.281%, 5/15/2032	1,049,523	1,036,753
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	23

	Principal Amount ($)	Value ($)
Santander Bank Auto Credit-Linked Notes, “C” , Series 2022-C, 144A, 6.986%, 12/15/2032	1,273,751	1,274,023
Santander Bank NA:
“B” , Series 2021-1A, 144A, 1.833%, 12/15/2031	281,772	274,647
“C” , Series 2021-1A, 144A, 3.268%, 12/15/2031	190,196	186,469
Santander Consumer Auto Receivables Trust:
“B” , Series 2021-BA, 144A, 1.45%, 10/16/2028	52,036	51,516
“C” , Series 2021-CA, 144A, 2.97%, 6/15/2028	310,690	299,600
“C” , Series 2021-BA, 144A, 3.09%, 3/15/2029	1,000,000	952,236
Santander Drive Auto Receivables Trust:
“C” , Series 2022-1, 2.56%, 4/17/2028	800,000	770,184
“C” , Series 2022-5, 4.74%, 10/16/2028	875,000	850,343
“C” , Series 2023-3, 5.77%, 11/15/2030	1,500,000	1,478,781
Westlake Automobile Receivables Trust, “C” , Series 2022-3A, 144A, 6.44%, 12/15/2027	2,500,000	2,489,078
		66,652,314
Credit Card Receivables 1.2%
Brex, Inc., “A” , Series 2022-1, 144A, 4.63%, 7/15/2025	2,000,000	1,967,673
Continental Finance Credit Card ABS Master Trust:
“A” , Series 2021-A, 144A, 2.55%, 12/17/2029	3,000,000	2,795,298
“A” , Series 2022-A, 144A, 6.19%, 10/15/2030	2,000,000	1,931,318
Genesis Sales Finance Master Trust, “A” , Series 2021-AA, 144A, 1.2%, 12/21/2026	1,750,000	1,661,750
Master Credit Card Trust II, “C” , Series 2022-1A, 144A, 2.27%, 7/21/2026	875,000	820,093
Mercury Financial Credit Card Master Trust, “A” , Series 2022-1A, 144A, 2.5%, 9/21/2026	2,500,000	2,393,115
		11,569,247
Home Equity Loans 0.3%
BRAVO Residential Funding Trust, “A1” , Series 2021-HE1, 144A, 30-day average SOFR + 0.75%, 6.065% (d), 1/25/2070	1,072,839	1,065,338
NovaStar Mortgage Funding Trust, “M3” , Series 2004-3, 30-day average SOFR + 1.164%, 6.484% (d), 12/25/2034	395,501	327,421
People’s Choice Home Loan Securities Trust, “A3” , Series 2004-1, 30-day average SOFR + 1.154%, 6.474% (d), 6/25/2034	1,508,945	1,392,505
Renaissance Home Equity Loan Trust:
“AF1” , Series 2006-4, 5.545%, 1/25/2037	57,029	19,675
The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“AF1” , Series 2007-2, 5.893%, 6/25/2037	340,249	91,151
Southern Pacific Secured Assets Corp., “A8” , Series 1998-2, 6.37%, 7/25/2029	63	61
		2,896,151
Miscellaneous 8.4%
American Homes 4 Rent Trust:
“D” , Series 2015-SFR1, 144A, 4.407%, 4/17/2052	367,000	354,732
“C” , Series 2014-SFR3, 144A, 4.596%, 12/17/2036	1,400,000	1,365,776
Applebee’s Funding LLC, “A2” , Series 2023-1A, 144A, 7.824%, 3/5/2053	2,750,000	2,711,030
Atrium XIV LLC, “B” , Series 14A, 144A, 90-day average SOFR + 1.962%, 7.27% (d), 8/23/2030	4,250,000	4,234,789
Ballyrock CLO Ltd., “BR” , Series 2020-2A, 144A, 90-day average SOFR + 2.212%, 7.538% (d), 10/20/2031	7,500,000	7,361,542
Battalion CLO XV Ltd., “B” , Series 2020-15A, 144A, 90-day average SOFR + 1.962%, 7.27% (d), 1/17/2033	5,000,000	4,845,320
Bryant Park Funding Ltd., “A1” , Series 2023-21A, 144A, 90-day average SOFR + 2.05%, 7.535% (d), 10/18/2036 (b)	900,000	900,153
Carlyle Global Market Strategies CLO Ltd., “BR2” , Series 2014-1A, 144A, 90-day average SOFR + 1.662%, 6.97% (d), 4/17/2031	4,000,000	3,935,536
CF Hippolyta Issuer LLC:
“B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	2,920,645	2,500,033
“B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	3,747,717	3,290,589
Countrywide Home Equity Loan Trust, “2A” , Series 2006-I, 30-day average SOFR + 0.254%, 5.587% (d), 1/15/2037	568,795	509,595
Credit-Based Asset Servicing and Securitization LLC, “AF2” , Series 2006-CB2, 3.049% (d), 12/25/2036	1,743,058	1,372,831
DB Master Finance LLC, “A2II” , Series 2019-1A, 144A, 4.021%, 5/20/2049	2,400,000	2,243,453
Domino’s Pizza Master Issuer LLC:
“A2” , Series 2019-1A, 144A, 3.668%, 10/25/2049	1,930,000	1,669,907
“A2I” , Series 2018-1A, 144A, 4.116%, 7/25/2048	952,500	903,686
Dryden 50 Senior Loan Fund, “B” , Series 2017-50A, 144A, 90-day average SOFR + 1.912%, 7.22% (d), 7/15/2030	500,000	495,754
Elara HGV Timeshare Issuer LLC, “C” , Series 2023-A, 144A, 7.3%, 2/25/2038 (b)	500,000	500,468
FirstKey Homes Trust, “B” , Series 2022-SFR1, 144A, 4.493%, 5/17/2039	1,000,000	934,578
Flatiron CLO Ltd., “B” , Series 2018-1A, 144A, 90-day average SOFR + 1.612%, 6.92% (d), 4/17/2031	2,500,000	2,461,367
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	25

	Principal Amount ($)	Value ($)
Frontier Issuer LLC, “A2” , Series 2023-1, 144A, 6.6%, 8/20/2053	750,000	715,604
Hilton Grand Vacations Trust:
“A” , Series 2019-AA, 144A, 2.34%, 7/25/2033	254,319	238,328
“B” , Series 2017-AA, 144A, 2.96%, 12/26/2028	139,144	138,479
Hotwire Funding LLC, “A2” , Series 2021-1, 144A, 2.311%, 11/20/2051	1,268,000	1,113,571
HPEFS Equipment Trust, “C” , Series 2023-2A, 144A, 6.48%, 1/21/2031	1,500,000	1,501,036
Jersey Mike’s Funding, “A2I” , Series 2021-1A, 144A, 2.891%, 2/15/2052	1,990,000	1,735,674
LCM XVI LP, “BR2” , Series 16A, 144A, 90-day average SOFR + 2.012%, 7.32% (d), 10/15/2031	2,120,000	2,090,761
Mosaic Solar Loan Trust, “C” , Series 2022-2A, 144A, 5.95%, 1/21/2053	2,220,000	1,937,382
MVW LLC:
“B” , Series 2021-1WA, 144A, 1.44%, 1/22/2041	206,092	185,742
“A” , Series 2020-1A, 144A, 1.74%, 10/20/2037	147,207	135,509
“B” , Series 2019-2A, 144A, 2.44%, 10/20/2038	412,471	381,974
“B” , Series 2020-1A, 144A, 2.73%, 10/20/2037	400,402	372,789
MVW Owner Trust:
“A” , Series 2019-1A, 144A, 2.89%, 11/20/2036	777,482	744,462
“B” , Series 2023-1A, 144A, 5.42%, 10/20/2040	1,804,465	1,750,010
Neuberger Berman CLO XVIII Ltd., “A2R2” , Series 2014-18A, 144A, 90-day average SOFR + 1.962%, 7.295% (d), 10/21/2030	1,800,000	1,776,233
New Economy Assets Phase 1 Sponsor LLC, “B1” , Series 2021-1, 144A, 2.41%, 10/20/2061	1,125,000	935,428
NRZ Excess Spread-Collateralized Notes:
“A” , Series 2021-FHT1, 144A, 3.104%, 7/25/2026	810,512	724,058
“A” , Series 2021-GNT1, 144A, 3.474%, 11/25/2026	2,204,216	1,985,207
“A” , Series 2020-PLS1, 144A, 3.844%, 12/25/2025	476,594	444,568
Progress Residential Trust, “E” , Series 2020-SFR2, 144A, 5.115%, 6/17/2037	500,000	483,173
Regatta XVIII Funding Ltd., “B” , Series 2021-1A, 144A, 90-day average SOFR + 1.712%, 7.02% (d), 1/15/2034	3,000,000	2,941,671
RR 17 Ltd., “B” , Series 2021-17A, 144A, 90-day average SOFR + 2.162%, 7.47% (d), 7/15/2034	7,000,000	6,808,963
Sierra Timeshare Receivables Funding LLC, “B” , Series 2020-2A, 144A, 2.32%, 7/20/2037	274,791	259,645
Taco Bell Funding LLC, “A2I” , Series 2021-1A, 144A, 1.946%, 8/25/2051	4,421,250	3,822,913
Towd Point Mortgage Trust, “A1” , Series 2019-MH1, 144A, 3.0%, 11/25/2058	170,864	169,322
The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Venture XXVI CLO Ltd., “BR” , Series 2017-26A, 144A, 90-day average SOFR + 1.962%, 7.288% (d), 1/20/2029	450,000	447,748
Voya CLO Ltd., “A3R” , Series 2016-3A, 144A, 90-day average SOFR + 2.012%, 7.322% (d), 10/18/2031	4,500,000	4,391,185
Zais CLO 13 Ltd., “A1A” , Series 2019-13A, 144A, 90-day average SOFR + 1.751%, 7.06% (d), 7/15/2032	2,500,000	2,480,277
		83,302,851
Total Asset-Backed (Cost $171,338,962)		164,420,563
Commercial Mortgage-Backed Securities 8.8%
20 Times Square Trust, “B” , Series 2018-20TS, 144A, 3.203% (d), 5/15/2035	2,500,000	2,091,189
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 30-day average SOFR + 1.727%, 7.06% (d), 6/15/2035	3,500,000	3,373,125
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 30-day average SOFR + 1.397%, 6.98% (d), 9/15/2034	1,000,000	993,204
BF Mortgage Trust, “B” , Series 2019-NYT, 144A, 30-day average SOFR + 1.447%, 6.78% (d), 12/15/2035	500,000	433,793
BFLD TRUST, “B” , Series 2019-DPLO, 144A, 30-day average SOFR + 1.454%, 6.786% (d), 10/15/2034	1,500,000	1,486,707
BHMS Mortgage Trust, “A” , Series 2018-ATLS, 144A, 30-day average SOFR + 1.547%, 6.879% (d), 7/15/2035	2,500,000	2,468,048
BPR Trust:
“B” , Series 2021-TY, 144A, 30-day average SOFR + 1.264%, 6.597% (d), 9/15/2038	506,000	477,098
“C” , Series 2021-TY, 144A, 30-day average SOFR + 1.814%, 7.147% (d), 9/15/2038	340,000	317,273
“C” , Series 2021-KEN, 144A, 30-day average SOFR + 2.664%, 7.996% (d), 2/15/2029	1,431,100	1,411,418
BX Commercial Mortgage Trust:
“A” , Series 2020-VIV4, 144A, 2.843%, 3/9/2044	1,000,000	812,791
“A” , Series 2019-IMC, 144A, 30-day average SOFR + 1.114%, 6.447% (d), 4/15/2034	2,000,000	1,984,621
“B” , Series 2019-IMC, 144A, 30-day average SOFR + 1.414%, 6.746% (d), 4/15/2034	3,500,000	3,455,148
“D” , Series 2020-VKNG, 144A, 30-day average SOFR + 1.814%, 7.147% (d), 10/15/2037	1,176,000	1,151,225
BX Trust:
“A” , Series 2019-OC11, 144A, 3.202%, 12/9/2041	1,000,000	842,880
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	27

	Principal Amount ($)	Value ($)
“D” , Series 2021-ARIA, 144A, 30-day average SOFR + 2.01%, 7.342% (d), 10/15/2036	1,725,000	1,645,967
BXP Trust:
“B” , Series 2021-601L, 144A, 2.868% (d), 1/15/2044	2,000,000	1,378,764
“A” , Series 2017-CQHP, 144A, 30-day average SOFR + 0.897%, 6.23% (d), 11/15/2034	500,000	471,982
“B” , Series 2017-CQHP, 144A, 30-day average SOFR + 1.147%, 6.48% (d), 11/15/2034	3,960,000	3,662,861
Citigroup Commercial Mortgage Trust, “A3” , Series 2016-C2, 2.575%, 8/10/2049	1,932,266	1,778,364
Cold Storage Trust, “D” , Series 2020-ICE5, 144A, 30-day average SOFR + 2.214%, 7.547% (d), 11/15/2037	4,914,953	4,879,230
COMM Mortgage Trust, “B” , Series 2013-CR6, 144A, 3.397%, 3/10/2046	1,312,604	1,102,587
Credit Suisse Mortgage Trust:
“C” , Series 2020-NET, 144A, 3.526%, 8/15/2037	1,000,000	880,732
“B” , Series 2020-FACT, 144A, 30-day average SOFR + 2.114%, 7.447% (d), 10/15/2037	2,756,000	2,651,348
“A” , Series 2020-TMIC, 144A, 30-day average SOFR + 3.614%, 8.947% (d), 12/15/2035	1,500,000	1,498,639
CSAIL Commercial Mortgage Trust, “AS” , Series 2016-C6, 3.346%, 1/15/2049	1,000,000	861,255
DBGS Mortgage Trust, “B” , Series 2018-5BP, 144A, 30-day average SOFR + 1.077%, 6.41% (d), 6/15/2033	2,500,000	2,241,907
DBWF Mortgage Trust, “C” , Series 2018-GLKS, 144A, 30-day average SOFR + 1.897%, 7.228% (d), 12/19/2030	250,000	246,853
FHLMC Multifamily Structured Pass-Through Certificates:
“X1P” , Series KL05, Interest Only, 1.024% (d), 6/25/2029	17,800,000	768,104
“X1” , Series K058, Interest Only, 1.038% (d), 8/25/2026	22,219,432	473,918
Fontainebleau Miami Beach Trust, “D” , Series 2019 -FBLU, 144A, 4.095% (d), 12/10/2036	5,000,000	4,761,227
Freddie Mac Multifamily Structured Credit Risk:
“M1” , Series 2021-MN1, 144A, 30-day average SOFR + 2.0%, 7.315% (d), 1/25/2051	591,237	572,818
“M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 9.065% (d), 1/25/2051	1,808,000	1,739,808
GS Mortgage Securities Corp. Trust, “B” , Series 2021-IP, 144A, 30-day average SOFR + 1.264%, 6.598% (d), 10/15/2036	3,000,000	2,797,593
GS Mortgage Securities Trust, “AS” , Series 2013-GC13, 144A, 3.965% (d), 7/10/2046	596,342	560,562
The accompanying notes are an integral part of the financial statements.

28	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
GSCG Trust, “C” , Series 2019-600C, 144A, 3.462%, 9/6/2034	1,000,000	501,596
Hospitality Mortgage Trust, “B” , Series 2019-HIT, 144A, 30-day average SOFR + 1.464%, 6.793% (d), 11/15/2036	3,239,426	3,198,458
JPMDB Commercial Mortgage Securities Trust, “AS” , Series 2016-C4, 3.385%, 12/15/2049	1,000,000	872,975
JPMorgan Chase Commercial Mortgage Securities Trust:
“A” , Series 2021-1MEM, 144A, 2.516%, 10/9/2042	1,500,000	1,090,567
“A” , Series 2019-OSB, 144A, 3.397%, 6/5/2039	1,000,000	848,085
“A” , Series 2018-PHH, 144A, 30-day average SOFR + 1.257%, 6.589% (d), 6/15/2035	4,312,431	3,913,161
KKR Industrial Portfolio Trust, “E” , Series 2021-KDIP, 144A, 30-day average SOFR + 1.664%, 6.997% (d), 12/15/2037	116,389	114,633
Manhattan West Mortgage Trust, “A” , Series 2020-1MW, 144A, 2.13%, 9/10/2039	1,000,000	856,273
Morgan Stanley Capital I Trust:
“A” , Series 2019-MEAD, 144A, 3.17%, 11/10/2036	1,000,000	918,885
“B” , Series 2018-SUN, 144A, 30-day average SOFR + 1.564%, 6.894% (d), 7/15/2035	1,568,800	1,545,099
MRCD Mortgage Trust, “C” , Series 2019-PARK, 144A, 2.718%, 12/15/2036	5,000,000	4,093,148
Natixis Commercial Mortgage Securities Trust, “C” , Series 2018-285M, 144A, 3.917% (d), 11/15/2032	2,000,000	1,440,000
One New York Plaza Trust:
“AJ” , Series 2020-1NYP, 144A, 30-day average SOFR + 1.364%, 6.697% (d), 1/15/2036	2,378,000	2,211,540
“B” , Series 2020-1NYP, 144A, 30-day average SOFR + 1.614%, 6.948% (d), 1/15/2036	1,166,000	1,066,890
PKHL Commercial Mortgage Trust, “D” , Series 2021-MF, 144A, 30-day average SOFR + 2.114%, 7.447% (d), 7/15/2038	2,362,000	1,945,881
SLG Office Trust, “A” , Series 2021-OVA, 144A, 2.585%, 7/15/2041	1,000,000	779,832
Starwood Mortgage Trust, “B” , Series 2021-LIH, 144A, 30-day average SOFR + 1.77%, 7.103% (d), 11/15/2036	500,000	483,531
UBS Commercial Mortgage Trust:
“XA” , Series 2017-C7, Interest Only, 1.154% (d), 12/15/2050	24,944,296	781,525
“XA” , Series 2017-C1, Interest Only, 1.685% (d), 6/15/2050	18,530,144	773,215
Wells Fargo Commercial Mortgage Trust:
“A” , Series 2019-JWDR, 144A, 2.584% (d), 9/15/2031	200,000	179,127
“A2” , Series 2016-C34, 2.603%, 6/15/2049	97,326	94,895
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	29

	Principal Amount ($)	Value ($)
“ASB” , Series 2015-C31, 3.487%, 11/15/2048	84,835	82,696
“C” , Series 2021-SAVE, 144A, 30-day average SOFR + 1.914%, 7.248% (d), 2/15/2040	2,051,200	1,899,665
“D” , Series 2021-SAVE, 144A, 30-day average SOFR + 2.614%, 7.948% (d), 2/15/2040	800,000	716,978
WFRBS Commercial Mortgage Trust, “AS” , Series 2014-C24, 3.931%, 11/15/2047	240,000	216,490
Total Commercial Mortgage-Backed Securities (Cost $93,595,535)		86,898,184
Collateralized Mortgage Obligations 6.0%
Angel Oak Mortgage Trust, “A1” , Series 2021-1, 144A, 0.909%, 1/25/2066	505,937	412,799
Banc of America Mortgage Securities, Inc.:
“2A8” , Series 2003-J, 3.886% (d), 11/25/2033	114,050	101,711
“2A3” , Series 2005-J, 3.897% (d), 11/25/2035	60,795	53,994
“A15” , Series 2006-2, 6.0%, 7/25/2046	5,778	4,732
Barclays Mortgage Loan Trust, “A2” , Series 2021-NQM1, 144A, 1.984%, 9/25/2051	1,236,386	1,032,027
Bear Stearns Adjustable Rate Mortgage Trust, “5A” , Series 2003-8, 3.831% (d), 1/25/2034	235,662	198,608
Chase Mortgage Finance Corp.:
“M2” , Series 2021-CL1, 144A, 30-day average SOFR + 1.35%, 6.665% (d), 2/25/2050	2,032,862	1,899,613
“M3” , Series 2021-CL1, 144A, 30-day average SOFR + 1.55%, 6.865% (d), 2/25/2050	1,059,395	956,595
COLT Funding LLC, “A2” , Series 2021-3R, 144A, 1.257%, 12/25/2064	347,490	296,454
COLT Mortgage Loan Trust:
“A1” , Series 2021-2R, 144A, 0.798%, 7/27/2054	248,880	212,882
“A2” , Series 2021-1, 144A, 1.167%, 6/25/2066	853,012	669,214
“A3” , Series 2021-2, 144A, 1.335%, 8/25/2066	1,937,433	1,462,299
“A2” , Series 2021-HX1, 144A, 1.348%, 10/25/2066	795,751	635,911
Connecticut Avenue Securities Trust:
“1M2” , Series 2021-R03, 144A, 30-day average SOFR + 1.65%, 6.965% (d), 12/25/2041	500,000	489,698
“1M2” , Series 2019-R03, 144A, 30-day average SOFR + 2.264%, 7.579% (d), 9/25/2031	569	569
“1M1” , Series 2023-R04, 144A, 30-day average SOFR + 2.3%, 7.615% (d), 5/25/2043	3,294,673	3,336,209
“1M2” , Series 2022-R04, 144A, 30-day average SOFR + 3.1%, 8.415% (d), 3/25/2042	250,000	253,595
Countrywide Home Loan Mortgage Pass Through Trust, “5A1” , Series 2005-HY10, 3.847% (d), 2/20/2036	7,284	6,281
The accompanying notes are an integral part of the financial statements.

30	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp., “5A1” , Series 2004-7, 5.0%, 10/25/2019	66,805	64,693
CSMC Trust, “B4” , Series 2013-IVR3, 144A, 3.404% (d), 5/25/2043	1,166,301	781,142
Ellington Financial Mortgage Trust:
“A3” , Series 2021-2, 144A, 1.291%, 6/25/2066	587,949	454,006
“A2” , Series 2021-3, 144A, 1.396%, 9/25/2066	2,387,899	1,791,396
“A3” , Series 2020-2, 144A, 1.64%, 10/25/2065	740,685	659,052
Federal Home Loan Mortgage Corp.:
“AI” , Series 5175, Interest Only, 2.5%, 12/25/2049	4,645,315	559,788
“PK” , Series 1751, 8.0%, 9/15/2024	4,662	4,672
Federal National Mortgage Association:
“NI” , Series 2021-49, Interest Only, 2.5%, 6/25/2051	2,798,201	430,028
“I” , Series 2021-57, Interest Only, 2.5%, 7/25/2051	3,595,621	500,455
“DE” , Series 2014-18, 4.0%, 8/25/2042	252,738	239,055
“IM” , Series 2014-72, Interest Only, 4.5%, 3/25/2044	1,007,452	99,733
“2” , Series 350, Interest Only, 5.5%, 3/25/2034	45,742	7,850
“1A6” , Series 2007-W8, 6.71% (d), 9/25/2037	291,625	294,956
Fontainebleau Miami Beach Trust, “A” , Series 2019-FBLU, 144A, 3.144%, 12/10/2036	2,000,000	1,910,625
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2021-DNA7, 144A, 30-day average SOFR + 1.8%, 7.115% (d), 11/25/2041	1,200,000	1,171,872
“M2” , Series 2020-DNA6, 144A, 30-day average SOFR + 2.0%, 7.315% (d), 12/25/2050	2,205,321	2,222,143
“M2” , Series 2021-DNA3, 144A, 30-day average SOFR + 2.1%, 7.415% (d), 10/25/2033	500,000	500,857
“M2” , Series 2018-DNA2, 144A, 30-day average SOFR + 2.264%, 7.579% (d), 12/25/2030	935,788	945,136
“M1B” , Series 2022-DNA2, 144A, 30-day average SOFR + 2.4%, 7.715% (d), 2/25/2042	1,000,000	1,005,030
“M2” , Series 2019-DNA2, 144A, 30-day average SOFR + 2.564%, 7.879% (d), 3/25/2049	353,629	356,792
“M2” , Series 2019-DNA1, 144A, 30-day average SOFR + 2.764%, 8.079% (d), 1/25/2049	54,341	54,816
“M1B” , Series 2023-DNA2, 144A, 30-day average SOFR + 3.25%, 8.565% (d), 4/25/2043	2,000,000	2,062,801
FWD Securitization Trust, “A1” , Series 2020-INV1, 144A, 2.24%, 1/25/2050	587,832	531,270
GCAT Trust, “A2” , Series 2021-NQM2, 144A, 1.242%, 5/25/2066	703,838	558,340
Government National Mortgage Association:
“AI” , Series 2021-1, Interest Only, 2.0%, 1/20/2051	8,341,567	1,007,570
“KI” , Series 2020-160, Interest Only, 2.5%, 10/20/2050	4,511,138	499,923
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	31

	Principal Amount ($)	Value ($)
“JI” , Series 2021-121, Interest Only, 2.5%, 7/20/2051	8,485,548	932,229
“IT” , Series 2013-82, Interest Only, 3.5%, 5/20/2043	8,884,010	1,137,405
“IP” , Series 2009-118, Interest Only, 6.5%, 12/16/2039	123,199	28,585
GS Mortgage-Backed Securities Trust:
“A2” , Series 2020-NQM1, 144A, 1.791%, 9/27/2060	105,255	94,029
“B1” , Series 2020-PJ1, 144A, 3.631% (d), 5/25/2050	5,189,593	4,216,577
Imperial Fund Mortgage Trust:
“A2” , Series 2021-NQM1, 144A, 1.205%, 6/25/2056	1,209,312	968,054
“A2” , Series 2021-NQM2, 144A, 1.362%, 9/25/2056	684,335	521,991
“A1” , Series 2022-NQM4, 144A, 4.767%, 6/25/2067	2,255,306	2,133,316
JPMorgan Chase Bank NA:
“M2” , Series 2021-CL1, 144A, 30-day average SOFR + 1.55%, 6.865% (d), 3/25/2051	1,318,710	1,249,242
“M3” , Series 2021-CL1, 144A, 30-day average SOFR + 1.8%, 7.115% (d), 3/25/2051	667,772	615,948
“M1” , Series 2020-CL1, 144A, 30-day average SOFR + 2.364%, 7.684% (d), 10/25/2057	2,409,456	2,441,425
“M4” , Series 2021-CL1, 144A, 30-day average SOFR + 2.75%, 8.065% (d), 3/25/2051	740,722	668,060
JPMorgan Mortgage Trust:
“A5” , Series 2020-LTV2, 144A, 3.0%, 11/25/2050	920,057	810,731
“6A1” , Series 2005-A6, 6.25% (d), 8/25/2035	144,094	137,550
Merrill Lynch Mortgage Investors Trust, “1A” , Series 2004-1, 4.922% (d), 12/25/2034	5,277	4,944
MFA Trust:
“A3” , Series 2021-INV1, 144A, 1.262%, 1/25/2056	224,391	198,971
“A3” , Series 2021-NQM2, 144A, 1.472%, 11/25/2064	427,626	352,919
Prudential Home Mortgage Securities Co., Inc., “4B” , Series 1994-A, 144A, 6.731% (d), 4/28/2024	38	38
Residential Accredit Loans, Inc. Trust, “A1” , Series 2003-QS18, 5.0%, 9/25/2018	168	126
Residential Asset Mortgage Products Trust, “A4” , Series 2004-SL4, 7.0%, 7/25/2032	36,803	35,970
Sequoia Mortgage Trust, “B4” , Series 2013-2, 3.633% (d), 2/25/2043	755,188	701,161
STACR Trust, “M2” , Series 2018-DNA3, 144A, 30-day average SOFR + 2.214%, 7.529% (d), 9/25/2048	348,743	350,486
Starwood Mortgage Residential Trust, “A3” , Series 2020-INV1, 144A, 1.593%, 11/25/2055	400,292	353,556
Towd Point Mortgage Trust:
“M1” , Series 2017-1, 144A, 3.75%, 10/25/2056	2,000,000	1,859,653
“M1” , Series 2022-SJ1, 144A, 4.5%, 3/25/2062	2,500,000	2,129,068
Verus Securitization Trust:
“A2” , Series 2021-R3, 144A, 1.277%, 4/25/2064	374,186	327,769
The accompanying notes are an integral part of the financial statements.

32	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“A2” , Series 2020-4, 144A, 1.912%, 5/25/2065	495,863	452,216
“A1” , Series 2020-INV1, 144A, 1.977%, 3/25/2060	30,317	29,657
“A1” , Series 2020-2, 144A, 2.226%, 5/25/2060	31,463	30,695
“B1” , Series 2021-R3, 144A, 3.066%, 4/25/2064	4,277,000	2,766,209
“A1” , Series 2019-INV2, 144A, 3.913% (d), 7/25/2059	88,922	85,678
Washington Mutual Mortgage Pass-Through Certificates Trust, “A9” , Series 2003-S9, 5.25%, 10/25/2033	184,522	173,272
Western Mortgage Reference Notes, “M1” , Series 2021-CL2, 144A, 30-day average SOFR + 3.15%, 8.465% (d), 7/25/2059	2,451,411	2,451,387
Total Collateralized Mortgage Obligations (Cost $66,280,252)		58,996,109
Government & Agency Obligations 8.4%
Other Government Related (e) 0.3%
Central American Bank for Economic Integration, 144A, 5.0%, 2/9/2026	2,500,000	2,452,914
Korea National Oil Corp., 144A, 3.25%, 7/10/2024	500,000	489,660
Vnesheconombank:
144A, 5.942%, 11/21/2023* (f)	500,000	0
144A, 6.025%, 7/5/2022* (f)	1,500,000	0
		2,942,574
Sovereign Bonds 0.2%
Abu Dhabi Government International Bond, 144A, 2.5%, 4/16/2025	1,896,000	1,808,784
U.S. Treasury Obligations 7.9%
U.S. Treasury Bills:
4.755% (g), 10/5/2023	1,150,000	1,149,495
4.858% (g), 10/5/2023	350,000	349,846
5.32% (g), 3/28/2024 (h)	1,500,000	1,460,573
U.S. Treasury Notes:
0.25%, 5/31/2025	10,000,000	9,221,094
0.375%, 1/31/2026	5,000,000	4,500,977
0.5%, 4/30/2027	12,000,000	10,346,250
0.875%, 9/30/2026	15,000,000	13,385,156
1.625%, 10/31/2026	12,000,000	10,919,063
1.75%, 7/31/2024	10,000,000	9,698,047
2.25%, 11/15/2024	10,000,000	9,660,156
4.125%, 11/15/2032	8,000,000	7,715,625
		78,406,282
Total Government & Agency Obligations (Cost 89,627,990)		83,157,640

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	33

	Shares	Value ($)
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (i) (j) (Cost $6,253,290)	6,253,290	6,253,290
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.36% (i)	6,725,362	6,725,362
DWS ESG Liquidity Fund “Capital Shares” , 5.43% (i)	12,809	12,806
Total Cash Equivalents (Cost $6,738,162)		6,738,168

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,059,114,213)	102.3	1,009,509,781
Other Assets and Liabilities, Net	(2.3)	(22,442,999)
Net Assets	100.0	987,066,782
A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2023 are as follows:
Value ($) at 9/30/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2023	Value ($) at 9/30/2023
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (i) (j)
5,138,953	1,114,337 (k)	—	—	—	111,231	—	6,253,290	6,253,290
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.36% (i)
18,006,322	390,630,599	401,911,559	—	—	761,617	—	6,725,362	6,725,362
DWS ESG Liquidity Fund “Capital Shares” , 5.43% (i)
12,215	589	—	—	2	586	—	12,809	12,806
23,157,490	391,745,525	401,911,559	—	2	873,434	—	12,991,461	12,991,458

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at September 30, 2023 amounted to $6,011,608, which is 0.6% of net assets.

(b)	When-issued or delayed delivery securities included.
(c)	Perpetual, callable security with no stated maturity date.
The accompanying notes are an integral part of the financial statements.

34	|	DWS Short Duration Fund

(d)
Variable or floating rate security. These securities are shown at their current rate as of
September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.
(f)	Investment was valued using significant unobservable inputs.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At September 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
UFJ: United Financial of Japan
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At September 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2023	197	21,531,654	21,288,312	(243,342)
5 Year U.S. Treasury Note	USD	12/29/2023	205	21,760,936	21,598,672	(162,264)
Total unrealized depreciation						(405,606)
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	35

Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

36	|	DWS Short Duration Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$573,402,226	$—	$573,402,226
Mortgage-Backed Securities Pass-Throughs	—	29,643,601	—	29,643,601
Asset-Backed (a)	—	164,420,563	—	164,420,563
Commercial Mortgage-Backed Securities	—	86,898,184	—	86,898,184
Collateralized Mortgage Obligations	—	58,996,109	—	58,996,109
Government & Agency Obligations (a)	—	83,157,640	0	83,157,640
Short-Term Investments (a)	12,991,458	—	—	12,991,458
Total	$12,991,458	$996,518,323	$—	$1,009,509,781

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(405,606)	$—	$—	$(405,606)
Total	$(405,606)	$—	$—	$(405,606)
During the period ended September 30, 2023, the amount of transfers between Level 2 and
Level 3 was $104,995. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	37

Statement of Assets and Liabilities
as of September 30, 2023

Assets
Investments in non-affiliated securities, at value (cost $1,046,122,761) — including $6,011,608 of securities loaned	$996,518,323
Investment in DWS Government & Agency Securities Portfolio (cost $6,253,290)*	6,253,290
Investment in affiliated securities, at value (cost $6,738,162)	6,738,168
Cash	5,049
Foreign currency, at value (cost $14,571)	13,445
Receivable for Fund shares sold	8,956,984
Interest receivable	7,890,361
Receivable for variation margin on futures contracts	72,288
Foreign taxes recoverable	529
Other assets	56,383
Total assets	1,026,504,820
Liabilities
Payable upon return of securities loaned	6,253,290
Payable for investments purchased — when-issued/delayed delivery securities/forward commitments	31,158,721
Payable for Fund shares redeemed	772,613
Distributions payable	601,308
Accrued management fee	130,380
Accrued Trustees' fees	9,070
Other accrued expenses and payables	512,656
Total liabilities	39,438,038
Net assets, at value	$987,066,782
Net Assets Consist of
Distributable earnings (loss)	(214,606,812)
Paid-in capital	1,201,673,594
Net assets, at value	$987,066,782
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

38	|	DWS Short Duration Fund

Statement of Assets and Liabilities as of September 30, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($171,376,054 ÷ 21,067,639 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.13
Maximum offering price per share (100 ÷ 97.75 of $8.13)	$8.32
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,735,313 ÷ 1,319,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.14
Class R6
Net Asset Value, offering and redemption price per share ($2,906,835 ÷ 357,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.14
Class S
Net Asset Value, offering and redemption price per share ($254,680,503 ÷ 31,229,667 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.16
Institutional Class
Net Asset Value, offering and redemption price per share ($547,368,077 ÷ 67,269,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.14
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	39

Statement of Operations
for the year ended September 30, 2023

Investment Income
Income:
Interest (net of foreign taxes withheld of $3,054)	$39,301,071
Dividends	246,038
Income distributions from affiliated securities	762,203
Securities lending income, net of borrower rebates	111,231
Total income	40,420,543
Expenses:
Management fee	3,683,386
Administration fee	978,872
Services to shareholders	1,288,833
Distribution and service fees	578,574
Custodian fee	17,105
Professional fees	76,406
Reports to shareholders	104,419
Registration fees	110,151
Trustees' fees and expenses	40,065
Other	71,732
Total expenses before expense reductions	6,949,543
Expense reductions	(1,989,543)
Total expenses after expense reductions	4,960,000
Net investment income	35,460,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(8,810,369)
Futures	(3,045,045)
Forward foreign currency contracts	(139,288)
(11,994,702)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	2
Non-affiliated investments	21,433,971
Futures	64,018
Forward foreign currency contracts	139,288
Foreign currency	38,049
21,675,328
Net gain (loss)	9,680,626
Net increase (decrease) in net assets resulting from operations	$45,141,169
The accompanying notes are an integral part of the financial statements.

40	|	DWS Short Duration Fund

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$35,460,543	$22,717,058
Net realized gain (loss)	(11,994,702)	(8,211,907)
Change in net unrealized appreciation (depreciation)	21,675,328	(89,481,410)
Net increase (decrease) in net assets resulting from operations	45,141,169	(74,976,259)
Distributions to shareholders:
Class A	(6,816,358)	(5,224,517)
Class T	—	(231)
Class C	(289,641)	(177,674)
Class R6	(99,467)	(61,327)
Class S	(10,129,552)	(8,332,998)
Institutional Class	(21,512,476)	(13,908,493)
Total distributions	(38,847,494)	(27,705,240)
Fund share transactions:
Proceeds from shares sold	528,471,519	526,154,418
Reinvestment of distributions	33,281,045	23,883,028
Payments for shares redeemed	(642,276,731)	(694,011,731)
Net increase (decrease) in net assets from Fund share transactions	(80,524,167)	(143,974,285)
Increase (decrease) in net assets	(74,230,492)	(246,655,784)
Net assets at beginning of period	1,061,297,274	1,307,953,058
Net assets at end of period	$987,066,782	$1,061,297,274

The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	41

Financial Highlights
DWS Short Duration Fund — Class A
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.08	$8.81	$8.78	$8.69	$8.54
Income (loss) from investment operations:
Net investment income[a]	.27	.14	.15	.19	.21
Net realized and unrealized gain (loss)	.07	(.69 )	.05	.11	.18
Total from investment operations	.34	(.55 )	.20	.30	.39
Less distributions from:
Net investment income	(.29 )	(.18 )	(.17 )	(.21 )	(.24 )
Net asset value, end of period	$8.13	$8.08	$8.81	$8.78	$8.69
Total Return (%)[b,c]	4.41	(6.32)	2.32	3.50	4.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	215	275	262	227
Ratio of expenses before expense reductions (%)	.87	.85	.85	.85	.87
Ratio of expenses after expense reductions (%)	.74	.75	.78	.77	.79
Ratio of net investment income (%)	3.25	1.68	1.64	2.20	2.48
Portfolio turnover rate (%)	50	41	62	75	51

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

42	|	DWS Short Duration Fund

DWS Short Duration Fund — Class C
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.08	$8.81	$8.77	$8.68	$8.53
Income (loss) from investment operations:
Net investment income[a]	.21	.08	.08	.12	.15
Net realized and unrealized gain (loss)	.08	(.70 )	.06	.11	.18
Total from investment operations	.29	(.62 )	.14	.23	.33
Less distributions from:
Net investment income	(.23 )	(.11 )	(.10 )	(.14 )	(.18 )
Net asset value, end of period	$8.14	$8.08	$8.81	$8.77	$8.68
Total Return (%)[b,c]	3.59	(7.06)	1.63	2.72	3.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	20	33	53
Ratio of expenses before expense reductions (%)	1.63	1.61	1.59	1.60	1.63
Ratio of expenses after expense reductions (%)	1.50	1.50	1.53	1.52	1.54
Ratio of net investment income (%)	2.52	.90	.92	1.44	1.74
Portfolio turnover rate (%)	50	41	62	75	51

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	43

DWS Short Duration Fund — Class R6
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.09	$8.82	$8.79	$8.70	$8.55
Income (loss) from investment operations:
Net investment income[a]	.30	.17	.17	.21	.24
Net realized and unrealized gain (loss)	.08	(.70 )	.06	.11	.17
Total from investment operations	.38	(.53 )	.23	.32	.41
Less distributions from:
Net investment income	(.33 )	(.20 )	(.20 )	(.23 )	(.26 )
Net asset value, end of period	$8.14	$8.09	$8.82	$8.79	$8.70
Total Return (%)	4.70 [b]	(6.02)[b]	2.61 [b]	3.76	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	2	2
Ratio of expenses before expense reductions (%)	.52	.51	.51	.52	.53
Ratio of expenses after expense reductions (%)	.38	.46	.51	.52	.53
Ratio of net investment income (%)	3.64	1.99	1.91	2.45	2.77
Portfolio turnover rate (%)	50	41	62	75	51

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

44	|	DWS Short Duration Fund

DWS Short Duration Fund — Class S
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.10	$8.84	$8.80	$8.71	$8.56
Income (loss) from investment operations:
Net investment income[a]	.29	.17	.17	.21	.24
Net realized and unrealized gain (loss)	.08	(.71 )	.07	.11	.17
Total from investment operations	.37	(.54 )	.24	.32	.41
Less distributions from:
Net investment income	(.31 )	(.20 )	(.20 )	(.23 )	(.26 )
Net asset value, end of period	$8.16	$8.10	$8.84	$8.80	$8.71
Total Return (%)[b]	4.66	(6.16)	2.70	3.75	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	255	311	377	376	554
Ratio of expenses before expense reductions (%)	.69	.68	.66	.66	.68
Ratio of expenses after expense reductions (%)	.50	.50	.53	.52	.54
Ratio of net investment income (%)	3.49	1.94	1.89	2.44	2.74
Portfolio turnover rate (%)	50	41	62	75	51

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	45

DWS Short Duration Fund — Institutional Class
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.09	$8.82	$8.78	$8.70	$8.55
Income (loss) from investment operations:
Net investment income[a]	.30	.17	.17	.21	.24
Net realized and unrealized gain (loss)	.08	(.69 )	.07	.10	.17
Total from investment operations	.38	(.52 )	.24	.31	.41
Less distributions from:
Net investment income	(.33 )	(.21 )	(.20 )	(.23 )	(.26 )
Net asset value, end of period	$8.14	$8.09	$8.82	$8.78	$8.70
Total Return (%)[b]	4.70	(6.02)	2.70	3.64	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	547	522	634	435	223
Ratio of expenses before expense reductions (%)	.61	.60	.60	.61	.61
Ratio of expenses after expense reductions (%)	.38	.46	.53	.52	.54
Ratio of net investment income (%)	3.64	1.98	1.88	2.45	2.74
Portfolio turnover rate (%)	50	41	62	75	51

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

46	|	DWS Short Duration Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Short Duration Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS Short Duration Fund	|	47

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair

48	|	DWS Short Duration Fund

value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best

DWS Short Duration Fund	|	49

efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2023, the Fund invested the cash collateral, if any, into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2023, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
When-Issued/Delayed Delivery Securities/Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Such transactions may also have the effect of leverage on the Fund and may

50	|	DWS Short Duration Fund

cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At September 30, 2023, the Fund had net tax basis capital loss carryforwards of approximately $160,083,000, including short-term losses ($62,208,000) and long-term losses ($97,875,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives, interest income on defaulted securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,259,220
Capital loss carryforwards	$(160,083,000)
Net unrealized appreciation (depreciation) on investments	$(54,973,718)
At September 30, 2023, the aggregate cost of investments for federal income tax purposes was $1,064,483,978. The net unrealized depreciation

DWS Short Duration Fund	|	51

for all investments based on tax cost was $54,973,718. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $6,488,005 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $61,461,723.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2023	2022
Distributions from ordinary income*	$38,847,494	$27,705,240

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2023, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to hedge against some interest rate risk.

52	|	DWS Short Duration Fund

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of September 30, 2023, is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $10,751,000 to $64,471,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $10,664,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2023, the Fund entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
There were no open forward currency contracts as of September 30, 2023. For the year ended September 30, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,377,000, and

DWS Short Duration Fund	|	53

the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,516,000.
The following table summarizes the value of the Fund’s derivative instruments held as of September 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(405,606)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(3,045,045)	$(3,045,045)
Foreign Exchange Contracts (a)	(139,288)	—	(139,288)
	$(139,288)	$(3,045,045)	$(3,184,333)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$64,018	$64,018
Foreign Exchange Contracts (a)	139,288	—	139,288
	$139,288	$64,018	$203,306
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively

54	|	DWS Short Duration Fund

C.
Purchases and Sales of Securities
During the year ended September 30, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$487,306,702	$505,326,909
U.S. Treasury Obligations	$9,943,790	$40,475,288
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%
Accordingly, for the year ended September 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund’s average daily net assets.
For the period from October 1, 2022 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

DWS Short Duration Fund	|	55

such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.75%
Class C	1.50%
Class R6	.38%
Class S	.50%
Institutional Class	.38%
In addition, the Advisor agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of Class A and Class C shares.
For the year ended September 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$248,656
Class C	13,466
Class R6	3,411
Class S	498,386
Institutional Class	1,225,624
$1,989,543
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2023, the Administration Fee was $978,872, of which $78,393 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

56	|	DWS Short Duration Fund

servicing fee it receives from the Fund. For the year ended September 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2023
Class A	$27,561	$4,608
Class C	1,225	203
Class R6	168	26
Class S	176,486	29,449
Institutional Class	742	90
	$206,182	$34,376
In addition, for the year ended September 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$182,384
Class C	10,835
Class S	295,091
Institutional Class	523,801
$1,012,111
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2023
Class C	$77,689	$6,572
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

DWS Short Duration Fund	|	57

accounts the firms service. For the year ended September 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2023	Annual Rate
Class A	$475,005	$67,384.25%
Class C	25,880	5,028.25%
	$500,885	$72,412
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2023 aggregated $3,292.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2023, the CDSC for Class C shares aggregated $6,780. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2023, DDI received $889 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,348, of which $608 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

58	|	DWS Short Duration Fund

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $8,386.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2023.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,704,623	$22,063,572	4,334,684	$37,209,003
Class C	619,569	5,060,283	403,158	3,392,228
Class R6	130,227	1,063,531	69,210	590,392
Class S	6,027,462	49,367,167	13,299,043	113,692,994
Institutional Class	55,156,798	450,916,966	43,697,738	371,269,801
		$528,471,519		$526,154,418
Shares issued to shareholders in reinvestment of distributions
Class A	769,259	$6,275,573	572,198	$4,831,501
Class T	—	—	27 *	231 *
Class C	33,002	269,190	19,243	162,550
Class R6	11,949	97,556	7,233	61,024
Class S	1,158,665	9,474,261	928,399	7,857,187
Institutional Class	2,102,767	17,164,465	1,298,571	10,970,535
		$33,281,045		$23,883,028

DWS Short Duration Fund	|	59

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(9,011,955)	$(73,491,851)	(9,538,257)	$(80,987,517)
Class T	—	—	(1,303)*	(10,536)*
Class C	(684,794)	(5,585,177)	(1,291,116)	(11,007,741)
Class R6	(74,694)	(609,867)	(68,743)	(575,768)
Class S	(14,397,165)	(117,757,484)	(18,444,033)	(156,540,614)
Institutional Class	(54,466,329)	(444,832,352)	(52,364,358)	(444,889,555)
		$(642,276,731)		$(694,011,731)
Net increase (decrease)
Class A	(5,538,073)	$(45,152,706)	(4,631,375)	$(38,947,013)
Class T	—	—	(1,276)*	(10,305)*
Class C	(32,223)	(255,704)	(868,715)	(7,452,963)
Class R6	67,482	551,220	7,700	75,648
Class S	(7,211,038)	(58,916,056)	(4,216,591)	(34,990,433)
Institutional Class	2,793,236	23,249,079	(7,368,049)	(62,649,219)
		$(80,524,167)		$(143,974,285)

*	For the period from October 1, 2021 to September 30, 2022 (Class T liquidation date).

60	|	DWS Short Duration Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Short Duration Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

DWS Short Duration Fund	|	61

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 20, 2023

62	|	DWS Short Duration Fund

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

DWS Short Duration Fund	|	63

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2023 to September 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

64	|	DWS Short Duration Fund

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,012.10	$1,008.10	$1,012.90	$1,013.30	$1,014.10
Expenses Paid per $1,000*	$3.68	$7.50	$1.92	$2.52	$1.92
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,021.41	$1,017.60	$1,023.16	$1,022.56	$1,023.16
Expenses Paid per $1,000*	$3.70	$7.54	$1.93	$2.54	$1.93

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Short Duration Fund	.73%	1.49%	.38%	.50%	.38%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Short Duration Fund	|	65

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Short Duration Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

66	|	DWS Short Duration Fund

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period and has outperformed its benchmark in the three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment

DWS Short Duration Fund	|	67

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the

68	|	DWS Short Duration Fund

profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Short Duration Fund	|	69

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

70	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS Short Duration Fund	|	71

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

72	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

DWS Short Duration Fund	|	73

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

74	|	DWS Short Duration Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Short Duration Fund	|	75

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

76	|	DWS Short Duration Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 593	25155T 585	25155T 577
Fund Number	418	718	822	1422

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

DWS Short Duration Fund	|	77

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DSDF-2
(R-024423-13 11/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS short duration Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$39,361	$0	$7,629	$0
2022	$39,361	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,629	$539,907	$0	$547,536
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2023